UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2008

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(d)
On May 7, 2008, the Board of Directors of Key Technology, Inc. (the "Company") appointed Gary F. Locke to serve as a Director of the Company effective September 8, 2008.  Mr. Locke’s initial term will extend until the February 2009 Annual Meeting of Shareholders.  To date, Mr. Locke has not been appointed to any committees of the board.  The Company and Mr. Locke expect to enter into an indemnity agreement, similar in form to that entered into with each of the other directors which provides for the indemnification of such directors.

The text of the press release disclosing this appointment is attached hereto as Exhibit 99.1

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Press release of Key Technology, Inc. dated May 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ DAVID M CAMP
David M. Camp
President and Chief Executive Officer

Dated:  May 8, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Key Technology, Inc., dated May 8, 2008